Employee Benefits	9 Months Ended
Sep. 30, 2026
Retirement Benefits [Abstract]
Employee Benefits
8.	Employee Benefits

Defined Contribution Plans

Prior to the Separation, the majority of employees of Mobility Global participated in a voluntary 401(k) plan sponsored by S&P Global under which S&P Global may match employee contributions up to certain levels of compensation. In connection with the Separation, defined contribution plan liabilities representing obligations associated with Mobility Global employees were transferred to a Mobility Global defined contribution plan effective in July 2026. Expenses related to this plan for Mobility Global employees included in the unaudited condensed statements of operations were $4 million and $6 million for the three months ended September 30, 2026 and 2025, respectively, and $17 million and $18 million for the nine months ended September 30, 2026 and 2025, respectively. Expense associated with the allocation of defined contribution expense for S&P Global corporate employees is included in the unaudited condensed statements of operations through corporate allocations. See Note 11 — Related Party Transactions and Former Parent Investment.

The Company also sponsors a nonqualified deferred compensation plan that permits certain employees to defer compensation in excess of limits applicable to qualified retirement plans. Participant account balances are credited with earnings based on investment alternatives designated under the plan. As of September 30, 2026, liabilities related to the plan were approximately $7 million and were included in Other current liabilities in the unaudited condensed balance sheets.